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                                                                Exhibit 10.92(c)

                                   TERM A NOTE

$8,800,000.00                                           Dated:   August 15, 2000
                                                              New York, New York

                  FOR VALUE RECEIVED, each of OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "Parent"), OUTSOURCE INTERNATIONAL OF AMERICA, INC., a Florida corporation ("OIA"), OUTSOURCE FRANCHISING, INC., a Florida corporation ("OFI"), GUARDIAN EMPLOYER EAST, LLC, a Delaware limited liability company ("Guardian East") and GUARDIAN EMPLOYER WEST, LLC ("Guardian West" and, together with the Parent, OIA, OFI and Guardian East, each a "Borrower" and collectively, the "Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISES TO PAY to the order of A2 FUNDING LP (the "Lender") (i) the principal amount of EIGHT MILLION EIGHT HUNDRED THOUSAND DOLLARS ($8,800,000.00), or if less, the aggregate unpaid principal amount of the Term Loan A (as defined in the Financing Agreement hereinafter referred to) made by the Lender to the Borrowers, payable in such installments and at such times as are specified in the Financing Agreement, and
(ii) interest on the unpaid principal amount hereof from the date hereof until all such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Financing Agreement.

                  Notwithstanding any other provision of this Term A Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States of America in immediately available funds to The CIT Group/Business Credit, Inc., as administrative agent (the "Administrative Agent"), at its office located at 5420 LBJ Freeway, Suite 200, Dallas, Texas 75240 or such other office as the Administrative Agent may designate.

                  The Term Loan A made by the Lender to the Borrowers pursuant to the Financing Agreement, and all payments made on account of principal hereof, shall be recorded by the Lender and, prior to any transfer hereof, indorsed on the schedule attached hereto which is a part of this Term A Note.

                  This Term A Note is a registered Note and, as provided in and subject to the terms of the Financing Agreement, this Term A Note and the Term Loans A evidenced hereby may be transferred in whole or in part only upon surrender of this Term A Note to Ableco Finance LLC, as collateral agent (the "Collateral Agent") for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Term A Note or its attorney duly authorized in writing), at which time a new Term A Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee as provided in Section 12.07(b) of the Financing Agreement. Reference in this Term A Note to a "holder" shall mean the person or entity in whose name this Term A Note is at the time registered in the register maintained by the Collateral Agent as provided in Section 12.07(b) of the Financing Agreement and, prior to due presentment for registration of transfer, the Borrowers may treat such person or entity as the owner of this Term A Note for the purpose of receiving payment and all other purposes, and the Borrowers will not be affected by any notice to the contrary.


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                  This Term A Note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Financing Agreement dated as of August 15, 2000 (as amended or otherwise modified from time to time, the "Financing Agreement"), by and among the Borrowers, the subsidiaries of the Parent (other than a Borrower) party to the Financing Agreement, as guarantors, the financial institutions from time to time party to the Financing Agreement, the Administrative Agent, and the Collateral Agent. The Financing Agreement, among other things, contains provisions for the acceleration of the maturity of the unpaid principal amount of this Term A Note upon the happening of certain stated events of default and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein. The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor of this Term A Note.

                  This Term A Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

                                       OUTSOURCE INTERNATIONAL, INC.



                                       By: /s/ Jon H. Peterson
                                           -------------------------------------
                                           Name:  Jon H. Peterson
                                           Title: Vice President



                                       OUTSOURCE INTERNATIONAL
                                       OF AMERICA, INC.



                                       By: /s/ Jon H. Peterson
                                           -------------------------------------
                                           Name:  Jon H. Peterson
                                           Title: Vice President



                                       OUTSOURCE FRANCHISING, INC.



                                       By: /s/ Jon H. Peterson
                                           -------------------------------------
                                           Name:  Jon H. Peterson
                                           Title: Vice President



                                       GUARDIAN EMPLOYER EAST, LLC



                                       By: /s/ Jon H. Peterson
                                           -------------------------------------
                                           Name:  Jon H. Peterson
                                           Title: Vice President



                                       GUARDIAN EMPLOYER WEST, LLC



                                       By: /s/ Jon H. Peterson
                                           -------------------------------------
                                           Name:  Jon H. Peterson
                                           Title: Vice President


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                     TERM LOAN A AND REPAYMENT OF PRINCIPAL


    Amount                  Principal             Principal          Notation
of Term Loan A           Paid or Prepaid           Balance            Made By
--------------           ---------------          ---------          ---------